UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2015

VIATAR CTC SOLUTIONS INC.

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-199619 (Commission File Number)	26-1581305 (IRS Employer Identification No.)

116 John Street, Suite 10, Lowell, Massachusetts (Address of principal executive offices)	01852 (Zip Code)

Registrant’s telephone number, including area code: (617) 299-6590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ð	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
€	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

€	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
€	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 17, 2015, representatives of Viatar CTC Solutions Inc. (the “Company”) began making presentations to investors regarding the Company using the slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Presentation”).

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company undertakes no duty of obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

99.1	Investor Presentation of Viatar CTC Solutions Inc., dated September 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATAR CTC SOLUTIONS INC.

Dated: September 17, 2015
	By:	/s/ Ilan Reich
	Name:	Ilan Reich
	Title:	Chief Executive Officer and Chief Financial Officer

Exhibit 99.1

VIATAR

CTC SOLUTIONS

Cancer Therapy Based on Removing Circulating Tumor Cells From Whole Blood

September 2015

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Safe Harbor Statement

This presentation contains, and any accompanying oral presentation would no doubt contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Viatar CTC Solutions Inc. and its business. Forward-looking statements include all statements that are not historical facts and generally can be identified by terms such as anticipates, believes, could, estimates, expects, intends, may, plans, potential, predicts, projects, should, will, would, or the negative of those terms and similar expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

All forward looking statements contained in this presentation speak only as of the date hereof, and except as required by law, the Company assumes no obligation to update these forward-looking statements whether as a result of any new information, future events, changed circumstances or otherwise.

This presentation highlights basic information about Viatar CTC Solutions Inc. Because it is a summary, it does not contain all of the information that should be considered before investing in its securities.

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VIATAR

Viatar is a medtech company focused on the treatment of patients with metastatic cancer

Lead product, the *Viatar™ Therapeutic Oncopheresis System*, removes circulating tumor cells (CTCs) from whole blood much like dialysis removes toxins

- A periodic therapy to improve overall survival for a wide range of solid tumor types such as lung, breast, colon, prostate and gastric cancers
- Addressable market is ~10 million cancer patients with Stage IV or metastatic disease

Over the next 5 years genetic testing will become the standard of care for all cancer patients. Viatar's liquid biopsy products collect CTCs from a small quantity of blood for use in downstream molecular analysis

- Provides a significantly greater quantity and purity of CTCs for personalized medicine by genetic testing companies, researchers and medical oncologists
- Viatar already derives revenue from this segment

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Timeline to Commercialization

1H 2016

- Complete engineering, manufacturing & animal test
- Apply for CE Mark regulatory approval

2H 2016

- Conduct pilot human clinical trial
- Obtain CE Mark regulatory approval
- Begin commercialization in Europe & Canada using direct sales force and distributors

2017

- Begin FDA regulatory process: PMA
- Conduct pivotal clinical studies

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VIATAR

Investment Highlights

Therapeutic oncopheresis system addresses a large and under-served market: metastatic cancer

Compelling animal data shows that removing CTCs slows down metastasis

Liquid biopsy products address the hottest diagnostic market: personalized medicine

Near term commercialization opportunity for these products in Europe and Canada with CE Mark in late-2016

Printer cartridge business model provides long-term, high margin revenue

Seasoned management team with impressive record growing medical technology companies

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VIATAR

Management Team

Ilan Reich: Founder, Chairman and CEO

- Founded Viatar in 2008; over 15 years of CEO experience in medical devices and life sciences
- 2001-2007: CEO of SpectruMedix; advisor to RainDance Technologies, Warburg Pincus, Gabelli Capital
- 1997-2001: Inamed Corporation (implants for plastic surgery, aesthetics and obesity which was later acquired by Allergan for $3.5 billion)--roles included outside counsel, Director, President and Co-CEO
- Corporate and securities lawyer at Wachtell Lipton Rosen & Katz

Stephen Keaney: VP Research & Development

- Joined Viatar in 2012 with over 25 years engineering, product development and regulatory experience in bringing medical devices from the design stage to market at C.R. Bard, Boston Scientific, Volcano Corporation

Michael Patz: VP Clinical & Regulatory

- Joined Viatar in 2015 with over 20 years clinical trial and regulatory experience for medical devices at GI Dynamics, Conmed, Johnson & Johnson Lifescan

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VIATAR

Cancer Demographics

Top 5 Cancers = 50% of Patients
Millions of People Worldwide
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
Incidence
Mortality
1.8
1.6
1.7
0.5
1.4
0.7
1.0
0.7
1.1
0.3
7.1
4.4
Lung
Breast
Colorectal
Stomach
Prostate
Other types

14.1 million new cancer cases annually

Top 5 cancers account for 50% of patients

8.2 million cancer deaths annually

10 million patients annually have Stage IV metastatic disease

90% of cancer deaths are due to metastatic disease: *unchanged after decades of research*

http://globocan.iarc.fr/Pages/fact_sheets_cancer.aspx

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VIATAR

CTCs Drive Metastasis

Primary Tumor
Attachment
Local Breakdown
Blood Vessel
CTC
Secondary Tumor
Adapted from National Cancer Institute

Millions of CTCs detach daily from a tumor and enter the bloodstream

CTCs contain DNA from the primary tumor

CTCs are responsible for starting the metastatic cascade at distant sites ***and*** accelerated growth at the primary tumor

CTCs are a predictive biomarker for overall survival

Comen, E., Norton, L. & Massague, J. Clinical implications of cancer self-seeding. *Nature Reviews Clinical Oncology* 8, 369-377 (2011)

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VIATAR

Animal Data: Three Ingredients Necessary for Metastasis

CTCs emit signals which attract ***platelets***, which then attract ***white blood cells*** to form metastatic niches within 2 hours

1 min
2 h

MIT study (2014) showed that interfering with either CTCs, platelets or WBCs ***stops*** the metastatic process

Circulating Tumor Cells
Platelets
WBCs (White Blood Cells)

Labelle, et al, Platelets guide the formation of early metastatic niches. www.pnas.org/cgi/doi,10.1073/pnas.1411082111

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VIATAR

Animal Data: Removing CTCs = Increased Survival

Georgia Tech study (2011) removed CTCs ***just once*** from mice with ovarian cancer

- Significantly slowed tumor progression (10.77 times)
- Increased overall survival by 32%

End point free (%)
150
100
50
0
0
10
20
30
40
50
60
Days
Control group I
Experimental
p-value: 0.0001
Hazard ratio:
Ratio: 10.77
95% CI of ratio: 3.212–36.13

Scarberry, et al, Targeted removal of migratory tumor cells by functionalized magnetic nanoparticles impedes metastasis and tumor progression. Nanomedicine (2011) **6**(1), 69-79

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Animal Data:
Collecting CTCs = Fewer Metastatic Tumors

University of Michigan study (2015) collected CTCs for 28 days from mice with breast cancer using an implanted "sponge"

- 88% reduction of tumor cells in the lungs
- 30% fewer metastatic lesions in the lungs
- Only 2 out of 8 mice had tumor cells in the liver versus all in control group

"Sponge" implant placed in peritoneal area

Metastatic lesions in lung

Tumour clusters per lung section
0
2
4
6
8
*
Control
Experimental

Azarin SM, et al, In vivo capture and label-free detection of early metastatic cells, Nature Communications, (2015) 6:8094, DOI: 10.1038/ncomms9094

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VIATAR

Viatar Engineering Challenge

Wright Brothers: 1 person
Boeing 747: 450 people

450x capacity increase

747

Mouse: 2.5 mL of blood
Human: 5,000 mL of blood

2,000x capacity increase

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Key Viatar Technology Aspects

Blood from Patient
CTCs
Filter Membrane
Blood to Patient

Filters out CTCs using label-free cross-flow filtration, with precise pores and blood flow rates

Exploit size, shape and deformation differences between CTCs and normal blood components

Made from micro-machined polymer that passes ~3.5 billion blood cells per second

Five pending patents with coverage until 2035

Extracorporeal processing of blood

Diagnostic and therapeutic uses

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Viatar: Therapeutic Oncopheresis

Viatar's technology impedes the metastatic cascade by simply removing CTCs from a patient's circulating blood using our innovative filtration technology

- Will remove a significant number of CTCs from whole blood during a 4 hour session, similar to dialysis extracting toxins
- Pilot study (2016): 18 patients will be treated an average of 3x per week for 3 months

Endpoints	When Measured
Number of CTCs	Every 2 weeks: blood test
Response rate	Beginning and end of trial: CT scan

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VIATAR

Pilot Study Endpoint: Number of CTCs

OS According to CTC Status Through Follow-up
Group
Description
N (%)
Median OS in Months (95% CI)
1 <5 CTCs at All Time Points 83 (47%) 22.6 (20.4 to >45)
2 ≥5 at Baseline & <5 CTCs at Last Draw 38 (21%) 19.8 (14.6 to 31.6)
3 <5 at Early Draw & ≥5 CTCs at Last Draw 17 (10%) 10.6 (6.1 to 16.2)
4 ≥5 CTCs at All Time Points 39 (22%) 4.1 (2.8 to 6.4)
Curve Comparison
Logrank P-Value*
1 vs. 2 0.2023
1 vs. 3 0.0017
1 vs. 4 <0.0001
2 vs. 3 0.1025
2 vs. 4 <0.0001
3 vs. 4 0.0045
*P-values not adjusted for multiple hypothesis tests
Probability of Survival (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0
5
10
15
20
25
30
35
40
45
50
Time From Baseline (Months)
1
2
3
4

Numerous clinical studies show:

Number of CTCs is a powerful tool to predict overall survival

Key for a successful cancer therapy is to reduce the number of CTCs to the “safe zone”

A drop in the number of CTCs after treatment from 10 to 3 leads to significantly improved overall survival

Hayes DF, et al. Circulating Tumor Cells at Each Follow-up Time Point During Therapy of Metastatic Breast Cancer Patients Predict Progression-Free and Overall Survival *Clin Cancer Res* 2006;12(14): 4218-4224.

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VIATAR

Liquid Biopsy Products

easy-Load II
easy-Load II
Viatar

CTC collection system for use in downstream molecular analysis

Provides a significantly greater quantity and purity of CTCs for personalized medicine by genetic testing companies, researchers and medical oncologists

Ongoing collaborations with several CTC platform technology companies

Strategic partnership with ScreenCell: has generated $50K of revenues

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VIATAR

Projected Profitability Model

Goals: to make cancer a chronic disease and to reduce the cost of cancer care to healthcare systems

Annual Cost of Chronic Care
Cancer
Dialysis
HIV
Diabetes
123,000
80,000
25,000
10,000
-
25,000
50,000
75,000
100,000
125,000
Viatar: $15,000

Revenues: 1% market share of metastatic cancer patients = $1.5 billion

- Base unit (~$4,000): five year life
- Filter fluid circuit ($150 per treatment): printer cartridge model

Gross margin: 70%

- High volume, automated production of filters

Operating margin: 30%

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VIATAR

Cap Table & Balance Sheet Highlights as of June 30, 2015

	Shares (in millions)
Common Stock	17.3
Warrants	0.5
Fully-diluted Common	17.8
Series A Preferred Stock	4.0

The Common Stock and Series A Preferred Stock have an 80/20 split of any dividends and proceeds from the sale of the Company.

Cash and Equivalents	608,176
Total Assets	**608,176**
Accrued Income Tax Liability	732,550
Other Current Liabilities	217,590
Total Current Liabilities	**950,140**
Convertible Note, Net	98,374
Total Liabilities	**1,048,514**
Paid-in Capital	19,387,636
Shareholder's Deficit	**(440,344)**

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VIATAR

Valuation Metrics

SeeThruEquity research report on Viatar: $5 per share price target (equates to $100 million market cap)

Medical device companies with CE Mark but no revenues are traditionally valued at $150-250 million, either as public companies or in M&A transactions: equates to $8 to $14 per Viatar share

Numerous early stage immunotherapy companies are valued at over $1 billion: equates to $50 per share

Viatar Float

Viatar shares currently eligible for trading: ~12 million

Viatar shares deposited into brokerage accounts under street name: ~1 milllion

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VIATAR

Key Takeaways

Therapeutic oncopheresis system addresses a large and under-served market

Compelling animal data shows that removing CTCs slows down metastasis

Liquid biopsy products address the hottest diagnostic market: personalized medicine

Near term commercialization opportunity for both product areas in Europe and Canada with CE Mark in 2016

Printer cartridge business model provides long-term, high margin revenue

Strong portfolio of owned pending patents

Seasoned management team with impressive record growing medical technology companies

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VIATAR

Contact Information

Viatar CTC Solutions Inc.
116 John Street
Suite 10
Lowell, MA 01852
(617) 299-6590
www.viatarctcsolutions.com

Ilan Reich, Chairman & CEO
(646) 732-2057
ilan.reich@viatarctcsolutions.com

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